UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): February 1, 2022
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STEM, INC.

(Exact name of registrant as specified in its charter)
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Delaware	001-39455	85-1972187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 California St., 14th Fl, San Francisco, California 94111
(Address of principal executive offices including zip code)
1-877-374-7836
Registrant’s telephone number, including area code
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	STEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.
As previously disclosed on December 16, 2021, Stem, Inc., a Delaware corporation (the “Company”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with the selling stockholders of AlsoEnergy, Inc., a Delaware corporation (“AlsoEnergy”), as identified in the Purchase Agreement (the “Selling Stockholders”), and Robert Schaefer and Clairvest GP Manageco Inc., as representatives of the Selling Stockholders. Pursuant to the Purchase Agreement, the Company agreed to acquire all of the outstanding shares of capital stock of AlsoEnergy on a cash-free, debt free basis and subject to other customary adjustments contemplated by the Purchase Agreement, for an aggregate purchase price of $695.0 million, consisting of cash and shares of the Company’s common stock, par value $0.0001 per share (the “Transaction”).
On February 1, 2022, the Company completed the Transaction.
In connection with the Transaction, the Company issued 8,621,006 shares of its common stock in reliance on the exemption from registration under the Securities Act of 1933, as amended, provided by Section 4(a)(2) thereof for transactions not involving a public offering and the safe harbor afforded by Rule 506 thereunder, and has agreed to file a registration statement covering the resale of such common stock by the recipients.
The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2021.
Item 3.02. Unregistered Sales of Equity Securities.
The information set forth in Item 2.01 above is incorporated by reference into this Item 3.02.
Item 7.01. Regulation FD Disclosure.
On February 1, 2022, the Company issued a press release announcing the closing of the Transaction. A copy of that press release is furnished as Exhibit 99 to this Current Report on Form 8-K.
This information is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall this information be deemed incorporated in any filings made by the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
The financial statements of AlsoEnergy required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.
(b) Pro Forma Financial Information
The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.
(d) Exhibits.

Exhibit No.	Description
99	Press release dated February 1, 2022
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEM, INC.

Date: February 1, 2022	By:	/s/ Saul R. Laureles
		Name:	Saul R. Laureles
		Title:	Chief Legal Officer and Secretary
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